Exhibit 10.3
AXIOM OIL AND GAS CORP.

2013 STOCK OPTION Program

Purpose.  This Stock Option plan (this “Plan”) is established by Axiom Oil and Gas Corp. (the “Company”).  The purposes of this Plan are (a) to ensure the retention of the services of existing executive personnel, key employees, and directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel, key employees, consultants and directors; (c) to provide incentive to all such personnel, employees, consultants and directors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company; and (d) to allow vendors, service providers, consultants, business associates, strategic partners, and others, with or that the Board of Directors anticipates will have an important business relationship with the Company or its affiliates, the opportunity to participate in the ownership of the Company and thereby to have an interest in the success and increased value of the Company.

Applicability of General Provisions.  Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Stock Option plan set forth below, and references to the Plan could also mean reference to the Plans.

GENERAL PROVISIONS OF THE STOCK OPTION PLAN

Article 1.                      Administration.  The Plan shall be administered by a committee (“Committee”) consisting of not less than one director of the Company as designated by the Board of Directors of the Company (“Board”).  The Board may from time to time remove members from the Committee, fill all vacancies in the Committee, however caused, and may select one of the members of the Committee as its Chairman.  Any action of the Committee shall be taken by a majority vote or the unanimous written consent of the Committee members.  The Committee shall hold meetings at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend, and revoke such rules and procedures as it may deem appropriate with respect to the Plan.

      Notwithstanding any other provision of the Plan (and without limiting the Committee’s authority), in connection with any action concerning grants of Awards to or transactions by “Insiders,” the Committee may adopt such procedures as its deems necessary or desirable to assure the availability of exemptions from Section 16 of the Securities Exchange Act of 1934 afforded by Rule 16b-3 thereunder or any successor rule.  Without limiting the foregoing, in connection with approval of any transaction by an “Insider” involving a grant, award or other acquisition from the Company, or involving the disposition to the Company of the Company’s equity securities, the Committee may delegate its approval authority to a subcommittee thereof comprised of two or more “Non-Employee Directors” (as defined in Rule 16b-3), or take action by the affirmative vote of two or more Non-Employee Directors (with all other members of the Committee abstaining or recusing themselves from participating in the matter), or refer the matter to the full Board of Directors for action.  For this purpose, and “Insider” shall mean an individual who is, on the relevant date, a specifically identified officer, director, or 10% beneficial owner of the Company, as defined under Section 16 of the Securities Exchange Act of 1934.

Article 2.                      Authority of Committee.  Subject to the other provisions of this Plan, and with a view to effecting its purpose, the Committee shall have the sole authority, in its absolute discretion: (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to determine, to the extent not provided by the Plan or the relevant Plan, the terms and conditions of Options and Restricted Shares granted pursuant to the terms of the Plan; and (d) to make all other determinations necessary or advisable for the administration of the Plan and to do all things necessary or desirable for the administration of the Plan.  All decisions, determinations, and interpretations made by the Committee shall be binding and conclusive on all affected individuals having an interest in the Plan and on their legal representatives, heirs and beneficiaries.

Article 3.                      Maximum Number of Shares Subject to the Plan.  The shares of common stock which may be issued under the Plan shall be the authorized and unissued, $0.001 par value common stock of the Company (the “Common Stock”).  The maximum aggregate number of shares of Common Stock which may be issued under the Plan shall be 3,000,000 shares.

      The shares of Common Stock to be issued upon exercise of an Option may be authorized but unissued shares or shares reacquired by the Company.  If any of the Options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated Options shall cease to reduce the number of shares available for purposes of the Plan.

      The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of Options under the Plan, if in the form of cash, shall be added to the Company’s general funds and used for general corporate purposes.

Article 4.                      Eligibility and Participation.  Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries (“Subsidiaries”) who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its Subsidiaries shall be eligible to participate in the Plan to the extent designated by the Committee in its sole and complete discretion (“Participants”).  The grant of NQSOs to a Participant shall be the grant of separate options and each NQSO shall be specifically designated as such in accordance with applicable provisions of the Treasury regulations.  A person may be granted multiple Awards under the Plan.

      For purposes of this Plan, the term “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Article 5.                      Effective Date and Term of Plan.  The Plan shall become effective upon its adoption by the Board of Directors of the Company subject to approval of the Plan by a majority of the stockholders of the Company voting in person or by proxy at a meeting of the stockholders or by unanimous written consent, which approval must be obtained within 12 months following adoption of the Plan by the Board of Directors.  However, Options may be granted under this Plan prior to obtaining stockholder approval of the Plan, but any such Options shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval.  The Plan shall continue in effect for a term of 5 years unless sooner terminated under Article 7 of these General Provisions.

Article 6.                      Adjustments.  If the then outstanding shares of Common Stock are increased, decreased, changed or exchanged for a different number or kind or shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares or securities as to which Options may be granted under this Plan.  A corresponding adjustment changing the number and kind of shares or securities allocated to unexercised Options which shall have been granted prior to any such change, shall likewise be made.  Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option.

Article 7.                      Termination and Amendment of the Plan.  The Plan shall terminate at the end of the term of the Plan as described in Article 5.  No Options shall be granted under the Plan after the effective date of such termination.

      Further, subject to the limitation contained in Article 8 of these General Provisions, the Board of Directors may, at any time and without further approval of the Company’s stockholders, terminate or suspend the Plan or amend or revise its terms, including the form and substance of the Option agreements used for the administration of the Plan.  However, unless the approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) is obtained, no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to Options granted under this Plan, except as permitted under Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of the NQSO Plan; (c) increase the maximum term established under a Plan for any Option; (d) permit the granting of an Option to anyone other than as provided in Article 4 of these General Provisions; or (e) change the term of the Plan as described in Article 5 of these General Provisions.

Article 8.                      Prior Rights and Obligations.  No termination, suspension, or amendment of the Plan shall, without the consent of the Participant who has received an Option, alter or impair any of that person’s rights or obligations under the Option granted under the Plan prior to that termination, suspension, or amendment without the written consent of the Participant.

      The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option.

Article 9.                      Privileges of Stock Ownership.  Notwithstanding the exercise of any Option granted pursuant to the terms of this Plan no Participant shall have any of the rights or privileges of a stockholder of the company with respect to any shares of Common Stock issuable upon the exercise of his or her Option until certificates representing the shares have been issued and delivered.  No shares shall be required to be issued and delivered upon exercise of any Option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

Article 10.                    Reservation of Shares of Common Stock.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.  In addition, the Company shall from time to time, as is necessary to accomplish the purposes of this Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder.  The inability of the Company to obtain from any regulatory agency the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell the stock for which the requisite authority was not obtained.

Article 11.                    Tax Withholding.  The exercise of any Option granted under this Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition to, or in connection with, such exercise or the delivery or purchase of shares, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

Article 12.                    Compliance with Securities Laws.  Shares of Common Stock shall not be issued with respected to any Option under the Plan unless the issuance and delivery of those shares shall comply will all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Committee may also require an individual to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation.  Further, an individual shall consent to the imposition of a legend on the shares of Common Stock relating to his or her Option restricting their transferability as required by law or by this Article 12.

      Notwithstanding any other provision set forth in the Plan, if required by the then current Section 16 of the Securities Exchange Act of 1934, any “derivative security” or “equity security” offered pursuant to the Plan to any Insider may not be sold or transferred for at least six months after the date of grant of such Award.  The terms “equity security” and “derivative security” shall have the meaning s ascribed to them in the then current Rule 16(a) under the Securities Exchange Act of 1934.

Article 13.                    Corporate Transactions.  In the event of (a) a dissolution or liquidation of the Company, (b) merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the company or their relative stock holdings and the Awards granted under this Plan are assumed, converted, or replaced by the successor corporation, which assumption is binding on all Participants), (c) merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, then any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion, or replacement shall be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

      In the event such successor corporation (if any) refuses to assume or substitute  Awards as provided above pursuant to a transaction described in this Article 13, such Awards shall expire on such transaction at such time and on such conditions as the Committee may determine at its sole and complete discretion.  In any case, notwithstanding anything in this Plan to the contrary, the Committee may, in its sole and complete discretion, provide that the vesting (that is, full exercisability in the case of Options) shall accelerate into full vesting upon a transaction described in this Article 13.

Article 14.                    Governing Law.                                The provisions of this Plan hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, United States of America, without regard to any applicable conflicts of law and without regard to the fact that any party is or may become a resident of a different state or county.

AXIOM OIL AND GAS CORP..

NONQUALIFIED  STOCK OPTION PLAN

Section 1.                      Purpose.  The purpose of this Axiom Oil and Gas Corp.. Non-qualified  Stock Option Plan (“Plan”) is to provide for the grant of options which shall not constitute qualified “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).  This Plan is Part II of the Company’s Stock Option plan (“Plan”).  Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Plan.

Section 2.                      Option Terms and Conditions.  Each NQSO shall be evidenced by a NQSO agreement between the grantee (“Optionee”) and the Company.  The terms and conditions of NQSOs granted under the Plan shall be determined by the Committee in its sole and complete discretion.  Each NQSO shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and conditions which are not inconsistent with the Plan.  The terms and conditions may differ as between NQSOs.

Section 3.                      Duration of Options.  Each NQSO shall expire on the date as determined by the Committee.  In addition, each NQSO shall be subject to earlier termination as otherwise provided under the Plan.  The date of grant of a NQSO shall be the date on which the Committee makes the determination to grant such NQSO, unless otherwise specified by the Committee.

Section 4.                      Exercise Price.  The exercise price (“Exercise Price”) for shares of Common Stock subject to any NQSO shall be determined by the Committee in its sole and complete discretion.  To the extent that the Exercise Price is designated with respect to fair market value (“Fair Market Value”) of the shares at the time of the grant of the NQSO, then Fair Market Value shall be determined by the Committee on the basis of such factors as they deem appropriate, including a determination of Fair Market Value based on an independent appraisal by a person who customarily makes such appraisals.  However, the Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange.  In each case, the Committee’s determination of Fair Market Value shall be conclusive.

Section 5.                      Exercise of Options.  A NQSO shall be exercisable at the times or upon the events determined by the Committee as set forth in the NQSO agreement governing the NQSO.  Each NQSO shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Committee.  No NQSO may be exercised for a fraction of a share of Common Stock.  The person exercising a NQSO may do so only by written notice of exercise delivered to the Committee, in such form as the Committee prescribes or approves from time to time, specifying the number of shares to be purchased and accompanied by a tender of the Exercise Price for those shares.  The Exercise Price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company, or by shares of Common Stock, if permitted by the Committee, or by a full recourse promissory note if permitted by the Committee, or by a combination these means, at the time of exercise of the NQSO.

       If any portion of the Exercise Price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Committee  in accordance with Section 4 of this Plan.  As permitted by the Committee, payment in shares of Common Stock shall include the automatic application of shares of Common Stock received upon exercise of an NQSO to satisfy the Exercise Price for the NQSO or additional NQSOs.

Section 6.                      Continued Employment or Service.  Each Optionee, if requested by the Committee, must agree in writing as a condition of the granting of his or her NQSO, to remain in the employment of, or service to, the Company or any Subsidiary following the date of the granting of that option for a period specified by the Committee.  Nothing in this Plan nor in any NQSO granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any Subsidiary, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

Section 7.                      Option Rights Upon Termination of Employment or Service.  If an Optionee under this Plan ceases to be employed by, or provide services to, the Company or any Subsidiary for any reason other than death or disability, his or her option shall immediately terminate, provided, however, that the Committee may, in its discretion, allow the NQSO to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within three months after the date of termination of employment or service, unless either the NQSO or this Plan otherwise provides for earlier termination.

Section 8.                      Option Rights Upon Disability.  If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by, or providing services to, the Company or any Subsidiary, his or her NQSO shall immediately terminate, provided, however, that the Committee may, in its discretion, allow the NQSO to be exercised, to the extent exercisable on the date of termination of employment or service due to disability, at any time within one year after the date of termination of employment or service due to disability, unless either the NQSO or the Plan otherwise provides for earlier termination.

Section 9.                      Option Rights Upon Death of Optionee.  Except as otherwise limited by the Committee at the time of the grant of a NQSO, if an Optionee dies while employed by, or providing services to, the Company or any Subsidiary, his or her NQSO shall expire one year after the date of death unless by its terms it expires sooner.  During this one year or shorter period, the NQSO may be exercised, to the extent exercisable on the date of death, by the person or persons to whom the Optionee’s rights under the NQSO shall pass by will or by the laws of descent and distribution.

Section 10.                      Options Not Transferable.  NQSOs granted pursuant to the terms of this Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and  shall not be subject to execution, attachment, or similar process.  However, at the Optionee’s election, the NQSO may be transferred to and held by a grantor trust of which the Optionee is both a trustee and beneficiary, in which case such NQSO shall continue to be subject to all restrictions set forth in the Plan and this Plan.  NQSOs may be exercised during the lifetime of an Optionee only by (a) the Optionee, (b) at the Optionee’s election, by a grantor trust of which the Optionee is both a trustee and beneficiary, (c) on behalf of the Optionee, by a person holding the Optionee’s power of attorney for that purpose, or (d) the duly appointed guardian of the person and property of an Optionee who is disabled within the meaning of Code Section 22(e)(3).

Section 11.                      Option Shares May Be Restricted.  As the Committee may determine, the shares of Common Stock purchased upon exercise of an NQSO granted hereunder may be deemed  to be “Restricted Shares” granted under the Restricted Shares Plan for purposes of applying all provisions and terms and conditions of the Restricted Share Plan.  As such, during the “Restriction Period” (as described in the Restricted Share Plan),  such shares of Common Stock may be subject to redemption and nontransferability, and all restrictions shall lapse upon the occurrence of events as may be determined by the Committee.  Further, the procedures of the Restricted Share Plan relating to the issuance, surrender, and assignment of shares and the provisions relating to stockholder rights may apply to the shares of Common Stock issued upon exercise of any NQSO granted hereunder.